SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement            [ ]  Confidential, for Use of the
[X] Definitive proxy statement                  Commission only (as permitted
[ ] Definitive additional materials             by Rule 14a-6(c)(2))
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       INTERNATIONAL FAST FOOD CORPORATION
                (Name of Registrant as Specified in Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


(2) Aggregate number of securities to which transactions apply:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


(4) Proposed maximum aggregate value of transaction:


(5) Total Fee Paid:

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:


(2) Form, schedule or registration statement no.:


(3) Filing party:


(4) Date Filed:

                       INTERNATIONAL FAST FOOD CORPORATION

            1000 LINCOLN ROAD, SUITE 200, MIAMI BEACH, FLORIDA 33139
                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 19, 1996
                               -------------------


To the Shareholders
of International Fast Food Corporation:


        NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of International Fast Food Corporation, a Florida corporation (the "Company"), will be held at 8:30 a.m., local time, on Monday, August 19, 1996, at Cheeca Lodge in Islamorada, Florida for the following purposes:

        (1) To elect three members to the Company's Board of Directors to hold office until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

        (2) To consider and vote upon a proposal to increase the number of authorized shares of the Company's common stock, par value $.01 per share (the "Common Stock"), from 10,000,000 to 100,000,000 shares by amending the Company's Articles of Incorporation; and

        (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on July 19, 1996 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                      By Order of the Board of Directors


                                      MITCHELL RUBINSON
                                      CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                      OFFICER AND PRESIDENT

Miami Beach, Florida
July 24, 1996


THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1996 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       INTERNATIONAL FAST FOOD CORPORATION
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------


        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of International Fast Food Corporation, a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1996 Annual Meeting of Shareholders of the Company to be held at 8:30 a.m., local time, on Monday, August 19, 1996, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

        The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is July 24, 1996. Shareholders should review the information provided herein in conjunction with the Company's 1995 Annual Report on Forms 10-KSB and 10-KSB/A, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139, and its telephone number is (305) 531-5800.


                          INFORMATION CONCERNING PROXY

        The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

        The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                             PURPOSES OF THE MEETING

        At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

        (1) The election of three members to the Company's Board of Directors to serve until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

        (2) A proposal to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 100,000,000 shares by amending the Company's Articles of Incorporation; and

        (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

        Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation
(and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the three nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

        The Board of Directors has set the close of business on July 19, 1996 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 6,253,534 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

        The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The proposal to approve the increase in the number of authorized shares of Common Stock to 100,000,000 and any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

        Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

        A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered as shares present at the Annual Meeting, and will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                               SECURITY OWNERSHIP

        The following table sets forth, as of July 19, 1996, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) the Chief Executive Officer and the Chief Financial Officer of the Company (collectively, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group:

                                                 AMOUNT AND
                                                 NATURE OF       PERCENTAGE OF
             NAME AND ADDRESS OF                 BENEFICIAL       OUTSTANDING
             BENEFICIAL OWNER(1)                 OWNERSHIP      SHARES OWNED(2)
- -------------------------------------------     ------------    --------------

Mitchell Rubinson .........................
                                               3,650,000(3)         58.37%

Stephen R. Groth...........................
                                               30,000(4)               *

Dr. Mark Rabinowitz........................             0              *

All directors and executive officers as a
group (four persons).......................    3,680,000(5)         58.85%

- ------------------------------

 *      Less than 1%.

(1) The address of each of the listed beneficial owners identified is 1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised. As of July 19, 1996 there were 6,253,534 shares of Common Stock outstanding.
(3) Such figure includes options to purchase 150,000 shares of Common Stock granted to Mr. Rubinson pursuant to the Company's Stock Option Plan that are immediately exercisable at an exercise price of $1.375. Such figure includes 80,000 outstanding shares of Common Stock presently owned by Mitchell and Edda Rubinson which are subject to an option granted to Whale Securities Co., L.P. ("Whale") to purchase at any time until August 30, 1998 at a purchase price of $5.50 per share (the "Rubinson/Whale Option").
(4) Represents options to purchase 30,000 shares of Common Stock granted to Mr. Groth pursuant to the Company's Stock Option Plan that are immediately exercisable at an exercise price of $1.375 per share.
(5)     See Notes (3)-(4) above.


POSSIBLE CHANGES IN CONTROL OF THE COMPANY

        Until April 26, 1996, Mr. Mitchell Rubinson, together with members of his immediate family, controlled Capital Brands and through Capital Brands and certain direct shareholdings the Company. As a result of a Share Exchange Agreement with CompScript Inc. and certain shareholders of CompScript (the "Shareholders") the shareholders sold their CompScript shares to Capital Brands in exchange (the "Share Exchange") for approximately 75% of Capital Brands Common Stock. In connection with the Share Exchange, CompScript required Capital Brands to exchange its 1,300,000 shares of Common Stock of the Company for 1,300,000 shares of Capital Brands Common Stock owned by Mr. Rubinson.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.


                         ELECTION OF DIRECTORS; NOMINEES

        The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors within limits specified by the Company's Articles of Incorporation. The Board of Directors has fixed at three the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1997 Annual Meeting of the Shareholders or when his successor has been duly elected and qualified.

        The Company has nominated each of Mitchell Rubinson, Stephen R. Groth and Dr. Mark Rabinowitz to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.


                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

        The executive officers and directors of the Company are as follows:

             NAME              AGE                POSITION
- --------------------------   ------- --------------------------------------

Mitchell Rubinson.........     49    Chairman of the Board, Chief Executive
                                     Officer and President

Leon Blumenthal...........     56    Senior Vice President, Chief Operating
                                     Officer and General Manager

Stephen R. Groth..........     35    Chief Financial Officer, Treasurer and
                                     Director

Dr. Mark Rabinowitz.......     49    Director


        MITCHELL RUBINSON has served as the Chairman of the Board, Chief Executive Officer and President of the Company since its incorporation in December 1991 and was the Treasurer of the Company from December 1991 to February 1993. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of Capital Brands since March 1988 and was the Treasurer of Capital Brands from March 1992 to April 1993. Capital Brands, a publicly traded company, searches for, investigates, and attempts to secure and develop business concepts. Capital Brands has been involved in the development of the business concepts of the Company, QPQ, QPQ Medical Weight Loss Centers, Inc. ("QPQ Medical"), Family Chicken Incorporated ("FCI") and International Hotel Corporation ("IHC"). Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of QPQ, a minority owned, publicly traded subsidiary of Capital Brands, since July 1993 and has served as the Chief

Operating Officer of QPQ since October 1995. QPQ is the exclusive developer and operator of Domino's Pizza stores in Poland. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of QPQ Medical since September 1995. QPQ Medical, a wholly owned subsidiary of QPQ, develops and operates centers which provide medically supervised weight loss programs in South Florida. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of FCI since June 1994. FCI, a wholly-owned subsidiary of Capital Brands, develops and operates chicken shops in South Florida. Mr. Rubinson has been the Chairman of the Board, Chief Executive Officer and President of IHC, a majority-owned subsidiary of Capital Brands, since January 1994. IHC previously held the exclusive right to develop and operate Holiday Inn Express Hotels in Poland. Mr. Rubinson has served as Chairman of the Board, Chief Executive Officer and President of Integrated Equities, Inc., a privately held corporation that provides financial services, since July 1990. Since October 1995 Mr. Rubinson has been a director and principal shareholder of and has served as the secretary of Weight Loss Associates, Inc. ("WLA"). WLA has developed and licenses to QPQ Medical a weight loss system.

        STEPHEN R. GROTH, C.P.A., has served as the Chief Financial Officer and Treasurer of the Company since February 1993 and a Director of the Company since June 1994. Mr. Groth has served as the Chief Financial Officer and Treasurer of Capital Brands since April 1993 and the Secretary and a Director of Capital Brands since November 1993. Since July 1993 Mr. Groth has served as the Chief Financial Officer, Treasurer and a Director of QPQ, from December 1994 until October 1995 Mr. Groth served as the Chief Operating Officer of QPQ and since December 1994 has served as the General Manager of QPQ. Since January 1994 Mr. Groth has served as the Chief Financial Officer and Treasurer of IHC. From January 1988 to February 1993, Mr. Groth served as the Chief Financial Officer of Cellar Door Management, Inc., a privately held corporation engaged in the management and operation of food, beverage and entertainment facilities and the presentation of live entertainment events. From January 1981 to January 1988, Mr. Groth served as an accounting manager at Deloitte, Haskins & Sells, C.P.A.'s, an international accounting firm.

        DR. MARK RABINOWITZ has served as a director of the Company since January 1996. Dr. Rabinowitz has also served as a director of QPQ since January, 1996. Since 1983, Dr. Rabinowitz' principal occupations have been serving as a medical doctor for and the Vice President of Jose E. Gilbert and Mark Rabinowitz MDS, P.A. and serving as a medical doctor for and the President of Women's Centre for Health, Inc. Since October 1995, Dr. Rabinowitz has been a principal shareholder of and has served as a director and the President of WLA.

        LEON BLUMENTHAL has served as the Senior Vice President, Chief Operating Officer and General Manager of the Company since March 1995. Mr. Blumenthal's appointment as General Manager is subject to the final approval of the Burger King Corporation. Mr. Blumenthal has served as the Senior Vice President and Chief Operating Officer of Pizza King Polska, a wholly owned subsidiary of QPQ, since March 1995. Mr. Blumenthal served as General Manager of Hanna Holding Fast Foods from January 1991 to March 1994. As General Manager, Mr. Blumenthal was responsible for the operation of 20 Burger King restaurants within Denmark, Sweden and Norway. From 1986 to 1990, Mr. Blumenthal owned and operated two franchised restaurants of C. & M. Foods, Inc., d/b/a Bojangles Chicken & Biscuits in Lilburn, Georgia. From 1968 to 1982, Mr. Blumenthal served as the Director of European Operations for the Burger King Corporation.

        The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board. The Company's directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. The Company reimburses all directors for their expenses in connection with their activities as directors of the Company. It is anticipated that the directors will make themselves available to consult with the Company's management. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors. Under the terms of the BKC Development Agreement (as defined below), the Company is required to use its reasonable best efforts to elect Mr. Rubinson as a director and officer of the Company. Mr. Rubinson has agreed to serve in those capacities if elected.

        The Company has agreed for a period expiring May 20, 1997, if so requested by Whale, to nominate and use its best efforts to elect a designee of Whale as a director of the Company or, at Whale's option, as a non-voting adviser to the Company's Board of Directors. Whale has not yet exercised its right to designate such a person.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During the Company's fiscal year ended December 31, 1995, the Company's Board of Directors held one meeting, and took action an additional ten times by unanimous written consent. Each member of the Board participated in each action of the Board.

        The Board does not currently have a stock, audit, nomination, compensation or similar committee.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the aggregate compensation paid to the Named Executive Officers. None of the Company's other executive officers total annual salary and bonus for the year ended December 31, 1995 was $100,000 or more.

                                                                     LONG TERM
                                       ANNUAL COMPENSATION(1)       COMPENSATION
                                     ---------------------------    ------------
                                                        OTHER        NUMBER OF
  NAME AND PRINCIPAL       FISCAL                       ANNUAL        OPTIONS      ALL OTHER
       POSITION             YEAR        SALARY       COMPENSATION    GRANTED(2)    COMPENSATION
- -----------------------    ------    -------------   -----------    -----------    ------------

Mitchell Rubinson,          1995       $159,976        $15,223(3)          0             -
Chief Executive Officer     1994       $149,382        $ 5,912(4)          0(5)          -
                            1993       $135,846        $19,685(6)     50,000(7)          -

Stephen R. Groth,           1995       $117,962(8)     $12,084(9)          0             -
                            1994       $150,000(10)    $16,396(11)         0(12)         -
                            1993       $ 98,076(13)    $18,750(14)    50,000(15)         -

- ------------------------------

(1) The columns for "Bonus," "Restricted Stock Awards" and "LTIP Payouts" have been omitted because there is no compensation required to be reported in such columns.
(2) See "Aggregated Fiscal Year-End Options Value Table" for additional information concerning options granted.
(3) Represents an automobile allowance of $12,000 and medical insurance premiums of $3,223.
(4)  Represents medical insurance premiums of $5,912.
(5) As of February 27, 1995 each of the options held by Mr. Rubinson was amended to reduce the stated exercise price therein to the fair market value of the Common Stock on such date ($1.375). See "Option Repricings."
(6) Represents an automobile allowance of $12,000 and medical insurance premiums of $7,685.
(7) Represents an option granted to purchase 50,000 shares of Common Stock at an exercise price of $8.50 per share.
(8) Paid by the Company, which figure includes $35,389 paid by QPQ to the Company for Mr. Groth's services.
(9) Represents an automobile allowance of $9,000 and medical insurance premiums of $3,084. Such figure also represents the following sums paid by QPQ to IFFC for Mr. Groth's services: an automobile allowance of $2,700 and medical insurance premiums of $925.
(10) Paid by the Company, which figures includes $75,000 paid by QPQ to the Company for Mr. Groth's services.
(11) Represents an automobile allowance of $4,500, medical insurance premiums of $1,896 and a housing allowance in Poland of $10,000. Such figure also represents the following sums paid by QPQ to the Company for Mr. Groth's services: an automobile allowance of $2,250, medical insurance premiums of $948 and a housing allowance in Poland of $5,000.
(12) As of February 27, 1995 each of the options held by Mr. Groth was amended to reduce the stated exercise price therein to the fair market value of the Common Stock on such date ($1.375). See "Option Repricings."
(13) Paid by the Company, which figure includes $27,403 paid by QPQ to the Company for Mr. Groth's services.
(14) Represents an automobile allowance of $7,500, medical insurance premiums of $4,500 and a housing allowance in Poland of $6,000. Such figure also represents the following sums paid by QPQ to the Company for Mr. Groth's services: an automobile allowance of $1,875, medical insurance premiums of $1,125 and a housing allowance in Poland of $3,000.
(15) Represents an option granted to purchase 50,000 shares of Common Stock at an exercise price of $8.50 per share.

EMPLOYMENT AGREEMENTS

        The Company entered into an employment agreement with Mitchell Rubinson, effective June 1, 1992. Mr. Rubinson's employment agreement provides that he will serve as Chairman of the Board, Chief Executive Officer and President for an initial term of three years, which the Company may extend for up to two additional years. His annual salary for the first year is $125,000, subject to annual 10% increases. Additionally, Mr. Rubinson is entitled to receive an annual incentive bonus in the amount of 2.5% of the Company's net income, after tax. Pursuant to the employment agreement, Mr. Rubinson is required to devote such portion of his business time to the Company as may be reasonably required by the Company's Board of Directors, but in no event less than 50% of his business time. Mr. Rubinson is entitled to four weeks of paid vacation during the first year of the Initial Term and six weeks of paid vacation during any subsequent year of his employment with the Company. As of November 1, 1994, Mr. Rubinson's employment agreement with the Company was amended to provide that for each day of vacation that Mr. Rubinson elects not to take, the Company will pay him an amount of money equal to the quotient of his then annual salary divided by 260. Mr. Rubinson's employment agreement requires that he not compete or engage in any business competitive with the Company's business for the term of the agreement and for one year thereafter. Mr. Rubinson is, in addition to salary, entitled to certain fringe benefits including an automobile allowance. Mr. Rubinson's employment agreement provides for a payment of $125,000 in the event his employment is terminated by reason of his death or disability and a severance payment of twice the minimum annual salary then in effect plus the incentive bonus paid in the prior year, in the event his employment is terminated by the Company without cause. Mr. Rubinson's employment agreement does not provide for a severance payment in the event his employment is terminated for cause. The Company has accrued Mr. Rubinson's salary since May 24, 1996.

AGGREGATED FISCAL YEAR-END OPTIONS VALUE TABLE

        The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers as of December 31, 1995. No stock options were exercised by the Named Executive Officers during the year ended December 31, 1995. No stock appreciation rights were granted or are outstanding.

                               NUMBER OF UNEXERCISED OPTIONS       VALUE OF UNEXERCISED IN-THE-MONEY
                                HELD AT DECEMBER 31, 1995(1)         OPTIONS AT DECEMBER 31, 1995
                              --------------------------------   -------------------------------------
           NAME                EXERCISABLE     UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
- ---------------------------   --------------  ----------------   -------------------   ---------------
Mitchell Rubinson.........         150,000               0            $    0               $    0
Stephen R. Groth..........          40,000          10,000            $    0               $    0

- ---------------

(1) Average of the high ask and low bid quotations for the Company's Common Stock as reported by NASDAQ on December 29, 1995 was $.5313 and the closing bid quotation for the Company's Common Stock as reported by the Wall Street Journal on July 16, 1996 was $.06.


OPTION REPRICINGS

        Since the Company's inception, the Company has issued, pursuant to the terms of the 1993 Stock Option Plan and 1993 Directors Stock Option Plan, a number of stock options to directors, executive officers and key employees. See "SECURITY OWNERSHIP" for more information regarding the options granted to Mitchell Rubinson and Stephen R. Groth. As of February 27, 1995 the exercise price of each of the stock options granted by the Company was below the fair market value of the Common Stock underlying the stock options. In an effort to provide the holders of the stock options additional incentive to use their best efforts on behalf of the Company, as of February 27, 1995 each of the stock option agreements between the Company and Mitchell Rubinson and Stephen R. Groth was amended to reduce the exercise stated therein to the fair market value of the underlying Common Stock on such date ($1.375).

                              CERTAIN TRANSACTIONS

SHARED FACILITIES

        The Company has shared with QPQ and Capital Brands the use and cost of office space, Suites 200, 206 and 210 at 1000 Lincoln Road, Miami, Florida. With respect to Suite 200, the Company, QPQ and Capital Brands were responsible for $10,274, $0, and $2,400, respectively, of the lease payments made in the year ended December 31, 1995 and $10,302, $0 and $1,200, respectively, of the lease payments made in the year ended December 31, 1994. With respect to suite 206, the Company, QPQ and Capital Brands were ultimately responsible for $0, $756 and $8,829, respectively, of the lease payments made in the year ended December 31, 1995 and $0, $532 and $2,662, respectively, of the lease payments made in the year ended December 31, 1994. With respect to Suite 210, QPQ was solely responsible for the $9,585 and $3,195 total lease payments made during the year ended December 31, 1995 and December 31, 1994, respectively. The Company as a result of the Share Exchange with CompScript, Inc. terminated the agreement as to Capital Brands and subsequently the agreement was terminated with IFFC in June 1996.

        The Company operates a Burger King restaurant adjacent to a Domino's pizza store operated by QPQ in Poland. Each restaurant has its own counter service and kitchen area, but the restaurant and store share a seating space. The Company and QPQ are jointly and severally liable for, and costs are allocated between the companies with respect to, the leasehold payments for the site.

ESCROW SHARES

        As of June 1, 1992 Capital Brands placed 200,000 shares of its 1,500,000 shares of Common Stock in escrow (the "Escrow Shares") with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an agreement by and among Capital Brands, the Company, the escrow agent and Whale Securities Co., L.P., the underwriter of the Company's initial public offering. Since the Company's net income for the year ended December 31, 1993 did not equal or exceed $2,000,000 and, since the Company's net income for the year ended December 31, 1994 did not equal or exceed $5,000,000, the Escrow Shares were, pursuant to the terms of the escrow agreement, contributed to the capital of the Company on March 31, 1995.

BUSINESS OPPORTUNITIES

        Mitchell Rubinson serves as the Chairman of the Board, Chief Executive Officer and President of the Company and QPQ. In order to limit possible future conflicts of interest, QPQ and the Company have agreed that QPQ will not engage in hamburger fast-food operations and the Company will not engage in pizza fast-food operations.

CONSULTING AGREEMENT WITH QPQ CORPORATION

        On July 25, 1993 the Company entered into a three year consulting agreement (the "Consulting Agreement") with QPQ. Under the terms of such agreement, the Company is required to assist QPQ generally with operational and administrative matters. Pursuant to the Consulting Agreement, as amended on July 27, 1994 and January 1, 1995, the Company provides to QPQ: (1) the services of the Company's Chief Financial Officer for not more than 30% of his business time; (2) the services of the Company's Controller for not more than 30% of his business time; and (3) the services of managerial, general office and staff personnel of the Company. In exchange for such services, QPQ is required to pay the Company: (1) 30% of the cost of all compensation and benefits provided by the Company to its Chief Financial Officer; (2) 27.5% of all compensation and benefits provided by the Company to its Controller; and (3) all costs and expenses incurred by the Company in connection with the services rendered pursuant to the Consulting Agreement. In the year ended December 31, 1995 and the year ended December 31, 1994, QPQ's payments to the Company pursuant to the terms of the Consulting Agreement aggregated to $218,742 and $395,020, respectively. In connection with the signing of the Consulting Agreement, QPQ granted the Company an option to purchase up to 250,000 shares of QPQ's Common Stock at an exercise price of $6.00 per share. The Company terminated the Agreement with QPQ in June 1996 for a payment of $10,000.

        In April 1995 IFFC's majority-owned subsidiary (85%), IFFP, entered into a consulting agreement (the "Subsidiary Consulting Agreement") with the wholly-owned subsidiary of QPQ, Pizza King Polska, pursuant to which IFFP has agreed to provide Pizza King Polska with all general staff and administrative support required by Pizza King Polska to operate its Domino's Store business. The services of Leon Blumenthal have been made available to Pizza King Polska and QPQ pursuant to the Subsidiary Consulting Agreement. In exchange for such services, IFFP receives from Pizza King Polska a sum equivalent to 10% of Pizza King Polska's sales and a reimbursement of expenses. In the year ended December 31, 1995 Pizza King Polska's payments to IFFP pursuant to the terms of the Subsidiary Consulting Agreement aggregated to $116,723.

LOAN TRANSACTIONS

        As of September 30, 1994 the Company loaned Capital Brands $20,000 to cover its operating expenses. On October 28, 1994 Capital Brands repaid the Company $20,000. In January and February 1996 Capital Brands loaned IFFC an aggregate of $63,000.

LITIGATION FINANCING AGREEMENT.

        As of January 25, 1996 the IFFC Affiliates entered into an Agreement to Assign Litigation Proceeds (the "Funding Agreement") with Litigation Funding, Inc., a Florida corporation ("Funding"). Mitchell Rubinson, the chairman of the board, chief executive officer and president of IFFC is also the chairman of the board, chief executive officer and president and the sole shareholder of Funding.

        Pursuant to the Funding Agreement, Funding agreed to pay on behalf of IFFC and/or IFFP up to $500,001 (the "Amount") for all expenses (including attorneys' fees, court costs and other related expenses, but not judgments or amounts paid in settlement) actually incurred by or on behalf of IFFC and/or IFFP in connection with investigating, defending, prosecuting, settling or appealing the BKC Litigation and any and all claims or counterclaims of BKC against IFFC and/or IFFP (collectively, the "BKC Matter"). Funding has paid all amounts it has been requested to pay pursuant to the Funding Agreement.

        In consideration of the Amount, IFFC and IFFP each assigned to Funding a portion of any and all benefits and gross sums, amounts and proceeds that each of them may receive, collect, realize, otherwise obtain or benefit from in connection with, resulting from or arising in connection with the BKC Matter or any related claim, demand, appeal, right and/or cause of action of the IFFC Affiliates, including, but not limited to, amounts received or entitled to be received by the IFFC Affiliates in respect of (i) the gross proceeds of any court ordered decision or judgment (a "Judgment") entered in favor of IFFC and/or IFFP, (ii) the Sale Proceeds (as such term is defined below, the "Sales Proceeds") of any sale of the assets of IFFC and/or IFFP to BKC, any of BKC's affiliates and/or any entity which is introduced to the IFFC Affiliates by BKC (collectively, the "BKC Entities") in connection with a settlement of the BKC Matter, (iii) any amounts paid in compromise or settlement (a "Settlement") of the BKC Matter in whole or in part, (iv) any liabilities or indebtedness of IFFC or IFFP assumed or satisfied by the BKC Entities (the "Debt Relief Proceeds") and (v) the monetary value to the IFFC Affiliates of any concessions made by BKC with respect to its rights under (a) the Development Agreement and/or (b) the Franchise Agreements and any future franchise agreements between BKC and IFFP and/or IFFC (the "Contract Modification Proceeds"). All of the IFFC Affiliates' rights, titles and interests, legal and equitable, in and to such aforementioned benefits and gross sums, amounts and proceeds are collectively referred to herein as the "Proceeds."

        Specifically, IFFC and IFFP each individually assigned, set over, transferred and conveyed to Funding all of its right, title and interest in and to the sum of the following (the "Assigned Proceeds"): (i) fifty percent (50%) of the Proceeds to the extent that such amount does not exceed Funding's Expenses ("Funding's Expenses"), which are defined as the sum of the aggregate amount of money paid by Funding as the Amount and the amount of money expended by Funding if it assumes the prosecution of the BKC Matter; (ii) fifty percent (50%) of any Proceeds, excluding any Sales Proceeds, in excess of the sum of Funding's Expenses and the IFFC Affiliates' Expenses (as such term is defined below, the "IFFC Affiliates' Expenses"); and (iii) fifty percent (50%) of any Sales Proceeds in excess of the sum of Funding's Expenses and the IFFC Affiliates' Expenses.

        Subject to Funding's recovery of Funding's Expenses, IFFC and IFFP have retained the right to and shall be entitled to recover from the Proceeds the sum of (i) $303,731, and (ii) all of the amounts they may expend in the future in connection with the BKC Matter, before Funding shall be entitled to receive any other Proceeds.

        The definition of Sales Proceeds in the Funding Agreement varies depending upon whether the transaction is structured as (1) a sale by IFFC of all or substantially all of its equity interest in IFFP (an "Equity Sale"), or
(2) a sale by IFFP of all or substantially all of its assets (an "Asset Sale"). In the event of an Equity Sale, Sale Proceeds are defined as the difference between the value of the consideration paid to or for the benefit of IFFC and a sum which is designed to roughly approximate the net market value of the assets and liabilities underlying the equity interest purchased. In the event of an Asset Sale, Sale Proceeds are defined as the difference between the value of the consideration paid to or for the benefit of IFFP and a sum which is designed to roughly approximate the net market value of the assets and liabilities purchased.

        Pursuant to the Funding Agreement, proceeds other than cash are deemed to have a value equal to the fair market value of such assets on the date such Proceeds are payable to IFFC, IFFP or Funding. Provided, however, if such cash Proceeds are not all to be paid within 90 days of a Judgment or Settlement, then the net present value of the cash Proceeds to be paid are to be calculated by an independent certified public accountant (the "Appraiser") selected by the Company and Funding. The value of non-cash Proceeds are to be determined by the Appraiser.

        In connection with the execution and delivery of the Funding Agreement, IFFC, IFFP, Funding and a law firm (the "Escrow Agent") entered into an Escrow Agreement. Pursuant to the Funding Agreement and the Escrow Agreement, except for Proceeds which the Escrow Agent cannot reduce to physical possession, all Proceeds, if any, resulting from the BKC Matter are to be delivered to the Escrow Agent before they are delivered to the IFFC Affiliates and/or Funding. The Escrow Agent is required to dispose of Proceeds only in accordance with (1) the joint written instructions of the Company, IFFP and Funding, or (2) the instructions of a court of competent jurisdiction. The Funding Agreement provides that the Escrow Agent shall first apply all Readily Available Cash Proceeds (as such term is defined below, the "Readily Available Cash Proceeds") to satisfy Funding's rights to Proceeds (assigned to Funding by IFFC or IFFP) before any non-Readily Available Cash Proceeds are delivered to Funding by the Escrow Agent on behalf of such company. Readily Available Cash Proceeds are defined to be all cash Proceeds payable to IFFC, IFFP or Funding within one (1) year of a Judgement or Settlement. In the event that the Readily Available Cash Proceeds are not sufficient to satisfy Funding's rights in Proceeds (assigned to Funding by such company), then IFFC and IFFP have each agreed to pay out of its individually available "cash and cash equivalents" (the "Cash Resources") an amount of Cash Resources to satisfy the deficiency. In the event that the Readily Available Cash Resources of a company are insufficient to cover the deficiency, such company, subject to Funding's agreement, will have the right to elect which assets it will deliver to Funding in satisfaction of Funding's rights to receive Proceeds. In the event that Funding is unable to agree with a company with respect to which assets such company will deliver to Funding, then the matter shall be submitted to a court of competent jurisdiction.

        In consideration of the Amount, IFFC also assigned to Funding a security interest (the "Security Interest") in its entire equity interest in IFFP (the "IFFP Stock"). The Security Interest secures the delivery to Funding of all the Assigned Proceeds. In order to perfect the Security Interest, IFFC has agreed to take all such actions as are necessary under the laws of the Republic of Poland ("Poland") and the State of Florida to transfer title to the IFFP Stock to the Escrow Agent; provided, however, that IFFC has retained beneficial ownership of the IFFP Stock, including the right to vote the IFFP Stock, unless Funding does not receive the Assigned Proceeds in accordance with the terms of the Funding Agreement and such nonreceipt is not rectified within 45 days (an "Event of Default"). IFFC has further agreed to deliver to the Escrow Agent such documents as are necessary to file with the appropriate authorities in Poland to, if an Event of Default occurs, officially transfer legal and beneficial title to the IFFP Stock to Funding. IFFC and Funding have agreed that record title to the IFFP Stock is being transferred to the Escrow Agent to provide Funding a perfected security interest in the IFFP Stock without being forced to rely on Poland's apparently deficient system of recording and perfecting security interests. If (1) Funding receives the Assigned Proceeds in accordance with the terms of the Funding Agreement or (2) it becomes apparent that Funding shall not ever be entitled to receive any Proceeds, then Funding is required to immediately issue a notice to the Escrow Agent with respect to the IFFP Stock, and the Security Interest is to be satisfied and extinguished.

        In the event the IFFP Stock is transferred to Funding, the proceeds of any sale of, or other realization upon, all or any part of the IFFP Stock shall be applied by Funding in the following order of priority: FIRST, to payment of the expenses of such sale or other realization, including all expenses, liabilities and advances incurred or made by the Funding or its counsel in connection therewith or in connection with the care or safekeeping of any or all of the IFFP Stock; SECOND, to payment of Funding's right to the Assigned Proceeds; and FINALLY, any surplus then remaining shall be paid to the Company, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

        In the event that the IFFC Affiliates fail to use their best efforts to vigorously pursue their claims against BKC, then Funding shall have the right to, at its own expense, participate in and assume the prosecution of the IFFC Affiliates' claims in the BKC Matter ("Assume the Prosecution"). In order for Funding to Assume the Prosecution, it must first provide the IFFC Affiliates written notice of its intention to Assume the Prosecution and identify which material action or actions the IFFC Affiliates failed to take in order to vigorously pursue their claims against BKC. If the IFFC Affiliates do not or cannot take action or actions to compensate for their past failure or failures to take action, then Funding may Assume the Prosecution.

        In connection with the execution of the Funding Agreement, the Chairman of the Board unconditionally guaranteed to the IFFC Affiliates Funding's payment of the Amount.

        In July 1996, Funding agreed to pay on behalf of IFFC and/or IFFP up to an additional $250,000 for additional expenses actually incurred by or on behalf of IFFC and/or IFFP in the BKC Matter. In exchange for such consideration, Funding shall be entitled to an additional twenty-five percent (25%) of the Proceeds and the term Assigned Proceeds shall be amended to mean seventy-five percent (75%) of the Proceeds.


INTERNATIONAL HOTEL CORPORATION

        As of March 28, 1995, Capital Brands, Mitchell Rubinson and Marilyn Rubinson sold all of their debt and equity interest in IHC to IFFC in exchange for 336,364, 31,818 and 31,818 shares, respectively, of restricted IFFC Common Stock (the "IFFC Shares"). IHC was organized in January 1994 to develop franchised Holiday Inn Express Hotels in Poland pursuant to an agreement, dated February 9, 1994 (the "Holiday Inn Development Agreement"), with Bass International Holdings N.V., a Dutch company ("Bass"). Capital Brands and Mitchell Rubinson agreed to use their best business efforts to convince Bass to modify, if necessary, the terms of the Holiday Inn Development Agreement so that IHC would not, solely because it had not developed a Holiday Inn Express Hotel by September 1, 1995, lose its exclusive development rights (the "Exclusivity Extension") or rights to apply $200,000 already paid to Bass against future franchise application fees (the "Franchise Fee Extension"). Since Bass has not consented to the Exclusivity Extension nor the Franchise Fee Extension, IFFC has exercised its right to require Capital Brands, Mitchell Rubinson and Marilyn Rubinson to transfer all of the IFFC Shares back to IFFC, and IFFC has transferred its equity interest in IHC bank to Capital Brands, Mitchell Rubinson and Marilyn Rubinson.


PRIVATE PLACEMENT WITH MITCHELL RUBINSON

        In June 1996, after considering various alternatives including the market price for the common stock, its trading volume and various time constraints, the Board of Directors authorized issuance of 2,200,000 shares of the Company's Common Stock for a total purchase price of $110,000 to Mitchell and Edda Rubinson. The Company used the proceeds from the sale of the shares for payment of interest on the Company's debentures.

                PROPOSAL TO APPROVE THE INCREASE OF THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

        The Company's Board of Directors has proposed an amendment to Article III of the Company's Articles of Incorporation that would increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 100,000,000 shares. The adoption of the amendment requires approval of the amendment by the Company's shareholders.

        The Board of Directors is empowered to authorize the issuance of Common Stock. As of July 19, 1996, the Company had 6,253,534 shares of Common Stock issued and outstanding and 3,123,677 shares of Common Stock reserved for issuance, including: (i) 1,452,000 shares of Common Stock reserved for issuance upon conversion of 43,560 shares of the Company's Preferred Stock (conversion price of $3.00 per share); (ii) 290,800 shares of Common Stock reserved for issuance upon exercise of warrants (exercise price of $7.00 per share); (iii) 324,235 shares of Common Stock reserved for issuance upon conversion of $2,756,000 in principal amount of Debentures (conversion price of $8.50 per share); (iv) 117,647 shares of Common Stock reserved for issuance upon conversion of $1,000,000 in principal amount of Debentures underlying warrants (conversion price of $8.50 per share); (v) 238,995 shares of Common Stock reserved for issuance upon exercise of warrants at an exercise price of approximately $.6875 per share; (vi) 251,000 shares of Common Stock reserved for issuance upon the exercise of outstanding options under the Company's Stock Option Plan and Directors Stock Option Plan (collectively, the "Plans"); (vii) 399,000 shares reserved for issuance upon exercise of options available for future grant under the Plans; and (viii) 50,000 shares of Common Stock reserved for issuance upon exercise of warrants (exercise price of $.2813 per share). Accordingly, the Company had only approximately 622,789 shares of Common Stock available for future issuance or reservation. If this proposal is approved, approximately 90,622,789 shares of Common Stock will be available for future issuance or reservation.

        The Board of Directors believes that it in the best interest of the Company to increase the authorized number of shares of Common Stock to 100,000,000 so that there will be a substantial number of authorized but unissued shares of Common Stock available for issuance from time to time, in the discretion of the Board, and in such amounts, for such purposes and on such terms as the Board may from time to time determine, without further shareholder approval except as may be required by applicable laws, rules and regulations. The Board of Directors believes that, although no future transactions involving the issuance of Common Stock are presently contemplated, the increase in the authorized number of shares of the Company's Common Stock will give the Company added flexibility to act in the future with respect to equity offerings, acquisitions, financing programs, dividends with respect to the Company's Series A Preferred Stock, stock dividends or splits, corporate planning and other corporate transactions without delay and expense of shareholder action each time an opportunity requiring the issuance of shares may arise. Any then current holders of the Company's Common Stock may experience dilution if the Company decides to issue additional shares of Common Stock. No holder of the Company's Common Stock has any preemptive right to subscribe for any securities of the Company.

        In addition to such corporate purposes, an increase in the number of authorized shares of Common Stock could be used to make more difficult a change in control of the Company. Under certain circumstances the Board of Directors could create impediments to, or frustrate persons seeking to effect, a takeover or transfer of control of the Company by causing such shares to be issued to a holder or holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interest of the Company and its shareholders. Furthermore, the existence of such additional authorized shares of Common Stock might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company since the issuance of such additional shares could dilute the Common Stock ownership of such person or entity. The Company is not aware of any such action that may be proposed or pending.

        The Board recommends that the first paragraph of Article III of the Company's Articles of Incorporation be amended and restated to read as follows:

               The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is One Hundred and One Million (101,000,000), consisting of (i) One Hundred Million (100,000,000) shares of common stock, par value $0.01 per share (the "Common Stock"), and (ii) One Million (1,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

        A copy of the entire text of Article III of the Articles of Incorporation, amended as proposed herein, is provided herewith as Exhibit A to this Proxy Statement. The bold face portions of the first paragraph of Article III, as set forth in Exhibit A, reflect the changes in the Company's Articles of Incorporation that will result from the approval of this proposed amendment at the Annual Meeting.

        If the amendment to the Articles of Incorporation is approved at the Annual Meeting, it will become effective upon the filing of the amendment with the Secretary of State of the State of Florida, which is expected to be accomplished as promptly as practicable after such approval is obtained.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK.

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Coopers & Lybrand served as the Company's independent public accountants for the fiscal year ended December 31, 1995. The Board of Directors has selected Coopers & Lybrand as the Company's independent public accountants for the fiscal year ending December 31, 1996. One or more representatives of Coopers & Lybrand are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.


                                 OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.


                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

        A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1997 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than December 28, 1996.


                                     By Order Of The Board of Directors


                                     MITCHELL RUBINSON
                                     CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                     OFFICER AND PRESIDENT
Miami Beach, Florida
July 24, 1996

                                                                     EXHIBIT A
                                   ARTICLE III

                                  CAPITAL STOCK

        The aggregate number of shares of all classes of capital stock that this Corporation shall have authority to issue is ONE HUNDRED AND ONE MILLION (101,000,000) shares, consisting of (i) One Hundred Million (100,000,000) shares of common stock, par value $0.01 per share (the "Common Stock"), and (ii) one million (1,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

        The designations and the preferences, limitations and relative rights of the Preferred Stock and the Common Stock are as follows:

        A.     PROVISIONS RELATING TO THE PREFERRED STOCK.

               1. GENERAL. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors as hereinafter prescribed.

               2. PREFERENCES. Subject to the rights of the holders of the Corporation's common stock, as set forth in Section B of this Article III, authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, to determine and take necessary proceedings fully to effect the issuance and redemption of any such Preferred Stock, and, with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                      (a) whether or not the class or series is to have voting rights, full or limited, or is to be without voting rights;

                      (b) the number of shares to constitute the class or series and the designations thereof;

                      (c) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

                      (d) whether or not the shares of any class or series shall be redeemable and if redeemable the redemption price or prices, and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

                      (e) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                      (f) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of the dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                      (g) the preferences, if any, and the amounts thereof that the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                      (h) whether or not the shares of any class or series shall be convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                      (i) such other special rights and protective provisions with respect to any class or series as the Board of Directors may deem advisable.

        The shares of each class or series of the Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing class or series by a authorized and unissued shares of Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such class, or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

               3.     PROVISIONS RELATING TO THE SERIES A PREFERRED STOCK.

                      (a)    DESIGNATION AND RANK.

               The series of preferred stock is designated "Series A Convertible Preferred Stock", and the number of shares which shall constitute such Series shall be 83,920 shares, par value $.01 per share. All shares of Series A Convertible Preferred Stock shall rank equally and be identical in all respects and shall rank equally with respect to dividend payments and liquidation preferences with the highest ranking preferred stock of the Company hereinafter designated by the Board of Directors.

                      (b)    DIVIDENDS.

               The Company shall pay dividends on the Series A Convertible Preferred Stock at an annual rate of 6% ($6.00 per share) and no more. All such dividends may, at the option of the Company, be paid through the issuance of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), cash or a combination of cash and Common Stock, whether or not such dividends have been declared by the Company's Board of Directors. Dividends shall accrue cumulatively from and including the date of issuance of the Series A Convertible Preferred Stock and shall be paid in equal semi-annual payments on June 15 and December 15 (the "Dividend Payment Dates") in each year through the date of conversion or redemption of such preferred stock, to all holders of record on a date not more than 10 days prior to the date on which such dividends are payable. For purposes of paying dividends in Common Stock, the price of the Common Stock shall be the average of the daily closing prices of the Common Stock for the 30 consecutive full business days preceding the day in question. The closing price for each business day shall be the last reported sale price, or, in the case that no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted for trading or as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not listed or quoted on a principal securities exchange or NASDAQ (or if NASDAQ ceases to report closing sales prices), the closing bid price furnished by the National Association of Securities Dealers, Inc. through NASDAQ, or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted by NASDAQ, then as reported by the National Quotation Bureau Incorporated, or if not quoted by the National Quotation Bureau Incorporated, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

                             (i)    The Series A Convertible Preferred Stock
shall be preferred as to the payment of dividends over the shares of all Common Stock and any other class or classes of stock of the Company but shall rank in parity with any class of preferred stock of the Company, if any, which so provides. Dividends (whether current or in arrears) on the Series A Convertible Preferred Stock shall be paid before any dividends on any junior stock shall be declared and set apart for payment or paid.

                             (ii)   All dividends payable on the Series A
Convertible Preferred Stock shall be cumulative.

                             (iii)  Accruals of dividends shall not bear
interest.

                      (c)    DISSOLUTION, LIQUIDATION OR WINDING-UP.

        In the event of a dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, the holders of each share of Series A Convertible Preferred Stock by reason of their ownership thereof, shall be entitled to receive in exchange for and in redemption of their Series A Convertible Preferred Stock, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of Common Stock and any other class or classes of stock of the Company (except those that shall rank in parity with the Series A Convertible Preferred Stock), an amount equal to One Hundred Dollars ($100) per share, plus all accrued but unpaid dividends, whether or not declared, on such shares.

        If upon any such liquidation, dissolution or winding up of the Company, its net assets shall be insufficient to permit the payment in full of the amounts to which holders of all outstanding shares of the Series A Convertible Preferred Stock are entitled as above provided, the entire net assets of the Company remaining shall be distributed among the holders of shares of Series A Convertible Preferred Stock in amounts proportionate to the full preferential amounts to which they and holders of shares of preferred stock if any, ranking in parity with the Series A Convertible Preferred Stock as to rights and preferences are respectively entitled. For the purpose of this Section III, the voluntary sale, lease, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all the Company's property or assets to, or its consolidation or merger with, one or more corporations, shall not be deemed to be a liquidation, dissolution or winding up of the Company, voluntary or involuntary.

                      (d)    VOTING RIGHTS.

        Except as otherwise specifically provided by the Company's Articles of Incorporation or by Florida law, the holders of Series A Convertible Preferred Stock shall not be entitled to vote on any matters required or permitted to be submitted to the shareholders of the Company for their approval.

                      (e)    CONVERSION PROVISIONS.
        The holders of the Series A Convertible Preferred Stock shall have conversion rights as follows:

                             (i)    RIGHT TO CONVERT.  Subject to the provisions
for adjustment set forth below, after June 30, 1995 (the "Conversion Date"), and for a period prior to its earlier redemption or repurchase by the Company, each of Series A Convertible Preferred Stock shall be convertible, at the option of the holder thereof and upon surrender of the certificate or certificates evidencing the shares to be converted to the transfer agent or the Company for the Series A Convertible Preferred Stock, into fully paid and nonassessable shares of Common Stock of the Company at a conversion price of $3.00 per share (the "Conversion Price"), subject to adjustment as described in paragraph (c) below. The right to convert shares of the Series A Convertible Preferred Stock called for redemption shall terminate on the date fixed for redemption provided that the Company has complied with Section VI(c).

                             (ii)   ISSUANCE OF SHARES OF COMMON STOCK ON
CONVERSION. As promptly as practicable after the surrender of shares of Series A Convertible Preferred Stock for conversion in the manner herein provided, the Company shall deliver or cause to be delivered, at the office or agency at which such surrender is made, to or upon the written order of the holder of shares of Series A Convertible Preferred Stock so surrendered, certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company into which such shares of Series A Convertible Preferred Stock may be converted and cash in respect of any fraction of a share of Common Stock issuable upon such conversion. Any such conversion shall be deemed to have been made immediately prior to the close of business on the date on which such share(s) of Series A Convertible Preferred Stock shall have been surrendered for conversion in the manner herein provided accompanied by written notice, so that the rights of the holder of such share(s) of Series A Convertible Preferred Stock as holders thereof, shall cease at such time and the person or persons entitled to receive the shares of Common Stock upon conversion of the Series A Convertible Preferred Stock shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive shares of Common Stock, upon conversion of such shares of Series A Convertible Preferred Stock, as the record holder or holders of such shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open and such conversion shall be at the applicable Conversion Price in effect at such time.

                             (iii)  ADJUSTMENT OF CONVERSION PRICE.  The
Conversion Price shall be subject to adjustment from time to time as follows:

                                            a)     In the event that the Company
shall at any time after the date hereof subdivide or combine the outstanding shares of Common Stock or issue additional shares of Common Stock as a dividend or other distribution on the Common Stock, the Conversion Price in effect immediately prior to such subdivision or combination of such shares or share dividend or distribution shall be proportionately adjusted so that, with respect to each such subdivision of shares or share dividend or distribution, the number of shares of Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock shall be increased in proportion to the increase in the number of shares of the then outstanding Common Stock resulting from such subdivision of shares or share dividend or distribution, and with respect to each such combination of shares, the number of shares of the Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock shall be decreased in proportion to the decrease in the number of shares of the then outstanding Common Stock resulting from such combination of shares. Any such adjustment in the Conversion Price shall become effective, in the case of any such subdivision or combination of shares, at the close of business on the effective date thereof, and, in the case of any such share dividend or distribution, at the close of business on the record date fixed for the determination of shareholders entitled thereto or on the first business day during which the stock transfer books of the Company shall be closed for the purpose of such determination, as the case may be.

                                            b)     In the case of any capital
reorganization or any reclassification of the Common Stock, or in the case of the consolidation or merger of the Company with or into any other corporation or in case of any sale or transfer of all or substantially all of the assets of the Company, the holder of each share of Series A Convertible Preferred Stock then outstanding shall have the right thereafter to convert the Series A Convertible Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such share(s) of Series A Convertible Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or transfer; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions of this Section V(c) (including provisions with regard to the adjustment of the Conversion Price) in order that the rights and interests of the holders thereafter shall be as nearly equivalent as may be practicable to the rights and interests provided for in this Section.

                                            c)     Whenever the Company shall
fix a record date for the holders of the Common Stock for the purpose of determining the holders entitled (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price (as defined below) of the Common Stock as of such record date, the Conversion Price shall be adjusted so that the number of shares of the Common Stock into which each share of Series A Convertible Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of the Common Stock into which each share of Series A Convertible Preferred Stock was theretofore convertible by a fraction of which the numerator shall be the number of shares of the Common Stock outstanding immediately prior to the taking of such record plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of the Common Stock outstanding immediately prior to the taking of such record plus the number of shares of the Common Stock which the aggregate offering price (without deduction of any expenses, including commissions or discounts) of the total number of shares of the Common Stock so offered would purchase at the Market Price of the Common Stock as of the record date. In the case of the proposed issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Company. This subsection shall not apply in the case of any shares of Common Stock proposed to be issued by the Company as or as a result of a stock dividend payable in shares of Common Stock or as a result of any subdivision or split-up of the outstanding shares of Common Stock.

                                                   The term "Market Price" means
the average of the daily closing prices of the Common Stock for the 30 consecutive full business days preceding the day in question. The closing price for each business day shall the last reported sale price, or, in the case that no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted for trading or as reported on NASDAQ or, if the Common Stock is not listed or quoted on a principal securities exchange or NASDAQ (or if NASDAQ ceases to report closing sales prices), the closing bid price furnished by the National Association of Securities Dealers, Inc. through NASDAQ, or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted by NASDAQ, then as reported by the National Quotation Bureau Incorporated, or if not quoted by the National Quotation Bureau Incorporated, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

                                            d)     Whenever the Company shall
fix a record date for the holders of the Common Stock for the purpose of determining the holders entitled to receive any distribution of evidences of its indebtedness, capital stock or assets (other than dividends or distributions payable out of earnings or earned surplus and dividends payable in stock for which adjustment is made pursuant to subparagraph i) of this Section V(c)), or rights to subscribe for or purchase any evidences of the Company's indebtedness or assets (other than rights referred to in the preceding subparagraph iii)), the Conversion Price shall be adjusted so that the number of shares of Common Stock into which each share of Series A Convertible Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of the Common Stock into which each share of Series A Convertible Preferred Stock was theretofore convertible by a fraction of which the numerator shall be the aggregate Market Price of the Common Stock as of the record date and of which the denominator shall be the aggregate Market Price of the Common Stock as of the record date less the difference between the aggregate fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets, capital stock or evidences of indebtedness so distributed or of such subscription or purchase rights and the aggregate consideration, if any, received therefor, applicable to the Common Stock.

                                            e)     Notwithstanding anything to
the contrary provided herein, no adjustment in the Conversion Price shall be required unless such adjustment would result in an increase or decrease of at least 1% in the Conversion Price or the Conversion Price as last adjusted, as the case may be; provided however, that any adjustments which by reason of this subparagraph v) are not required to be made shall be carried forward until used and taken into account in any subsequent adjustment.

                                            f)     The provisions of this
Section V(c) shall similarly apply to successive subdivisions, combinations, reorganizations, reclassifications, consolidations, mergers, sales or transfers. Adjustments made pursuant to subparagraphs iii) and iv) of this Section V(c) shall be made successively whenever any record date referred to therein is fixed; and in the event that any rights offering or subscription referred to in such subparagraphs is not made, the Conversion Price shall again be adjusted to be Conversion Price which would be in effect if such record date had not been fixed.

                                            g)     For the purpose of making the
adjustments referred to in the applicable provisions of this Section V, the books of the Company shall, absent manifest error, control absolutely in determining the number of outstanding shares of Common Stock and the number of additional shares issued or decreased as a result of any stock dividend, subdivision or combination.

                             (iv)   NO FRACTIONAL SHARES TO BE ISSUED.  No
fractional share of Common Stock shall be issued upon the conversion of the Series A Convertible Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any share(s) of Series A Convertible Preferred Stock, the Company shall pay to the holder thereof, a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price per share of Common Stock (determined in the manner provided in the second sentence of the definition of "Market Price" in
Section V(c)(iii) above) as of the business day next preceding the date of such conversion as of which the closing price can be determined.

                             (v)    RESERVATION OF COMMON STOCK ISSUABLE UPON
CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares the full number of shares of Common Stock into which all shares of Series A Convertible Preferred Stock from time to time outstanding are convertible.

                             (vi)   PAYMENT OF TAXES UPON CONVERSION.  The
Company will pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Convertible Preferred Stock. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which the shares of Series A Convertible Preferred Stock converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                             (vii)  NOTICES OF RECORD DATE.  In the event of
any taking by the Company of a record of the holders of securities other than the Series A Convertible Preferred Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of the Series A Convertible Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or rights.

                      (f)    REDEMPTION.

                             (i)    OPTIONAL REDEMPTION.  Shares of the Series
A Convertible Preferred Stock may, at the option of the Company, be redeemed by the Company at any time, provided that the closing price of the Common Stock exceeds 150% of the Conversion Price of the Series A Convertible Preferred Stock for a period of ten (10) consecutive trading days prior to such redemption. If the Company should determine to redeem the Series A Convertible Preferred Stock, such shares shall be redeemable at the Company's election in whole or in part at any time or from time to time, with funds legally available for such purpose under Florida law, at a redemption price of One Hundred Dollars ($100) per share plus an amount equal to all accrued and unpaid dividends.

                             (ii)   PRO RATA REDEMPTION.  If less than all
shares of Series A Convertible Preferred Stock are redeemed at any time under this Section IV, shares of Series A Convertible Preferred Stock held by each holder of record thereof shall be called for redemption pro rata, according to the number of shares of Series A Convertible Preferred Stock held by such holder, subject, however, to such adjustment as may be equitably determined by the Company in order to avoid the redemption of fractional shares.

                             (iii)  REDEMPTION PROCEDURES.  Any redemption of
any or all of the outstanding shares of Series A Convertible Preferred Stock, whether mandatory or optional, shall be effected as follows:

                                            a)     Any such redemption shall be
effected by written notice given by certified or registered mail, postage prepaid, not less than thirty (30) days nor more than fifty (50) days prior to the date fixed for redemption to the holders of record of Series A Convertible Preferred Stock whose shares are to be redeemed at their respective addresses as the same shall appear on the books of the Company. Each such notice of redemption shall specify the date fixed for redemption, the redemption price and place of payment thereof, and if less than all outstanding shares of Series A Convertible Preferred Stock are to be redeemed, the number of shares of Series A Convertible Preferred Stock held by each holder of record thereof which are being called for redemption.

                                            b)     On the date fixed for
redemption of any shares of Series A Convertible Preferred Stock, the Company shall, at least one business day prior to such date deposit the aggregate amount of the redemption price of the shares called for redemption, except that no such deposit shall be required with respect to any such shares which prior to the date of such deposit shall have been converted pursuant to the exercise of any conversion right, with the transfer agent or with a paying agent designated in the notice of such redemption, for payment to the holders of the shares of Series A Convertible Preferred Stock being called for redemption and deliver irrevocable written instructions authorizing such transfer agent to apply such deposit solely to the redemption of the shares of Series A Convertible Preferred Stock called for redemption except that any of such deposit which shall not be required for such redemption because of the exercise of any conversion right of the shares called for redemption shall be released or repaid to the Company.

                                            c)     Notice of redemption having
been duly given, the redemption price of the shares being called for redemption having been deposited as aforesaid, then on the date for such redemption, the certificates for the Series A Convertible Preferred Stock called for redemption (whether or not surrendered) shall be deemed no longer outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate, except the right of the holders of such shares to receive, out of such deposit in trust, on the redemption date, the redemption price to which they are entitled, without interest.

                                            d)     If any holder of shares of
Series A Convertible Preferred Stock called for redemption shall, after the mailing by the Company of notice of such redemption and prior to the date fixed for such redemption, convert any shares of Series A Convertible Preferred Stock, such shares of Series A Convertible Preferred Stock so converted by such holder (not exceeding, however, the number of shares of Series A Convertible Preferred Stock held by such holder which shall have been called for redemption) shall be deemed to constitute shares of Series A Convertible Preferred Stock held by such holder which shall have been so called for redemption.

                                            e)     In case any certificate for
shares of Series A Convertible Preferred Stock shall be surrendered by the holder thereof for payment in connection with the redemption of only a portion of the shares represented thereby, the Company shall deliver to or upon the order of the holder thereof a certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by such surrendered certificate which are not being redeemed.

                                                   In case any holder of Series
A Convertible Preferred Stock called for redemption shall not, within ninety
(90) days after deposit by the Company of funds for the redemption thereof, claim the amount deposited for redemption thereof, the bank trust company or transfer agent with which such funds were deposited shall, upon demand, pay over to the Company the balance of such amount so deposited and such bank, trust company or transfer agent shall thereupon be relieved of all responsibility to such holder, who shall thereafter look solely to the Company for payment of the redemption price of his shares.

                             (iv)   NO REISSUE.  Shares of Series A Convertible
Preferred Stock which have been converted by the holder thereof or redeemed, purchased or otherwise acquired by the Company shall be canceled and may not be reissued, but may be redesignated as provided in Section IV hereof.

                      (g)    REACQUIRED SHARES.

        Any shares of Series A Convertible Preferred Stock that have been issued and subsequently reacquired by the Company upon their conversion for shares of Common Stock or redeemed or purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares upon their cancellation shall become authorized but unissued shares of the preferred stock, par value $.01 per share, of the Company and may be reissued as part of a new series of preferred stock of the Company to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth in the Company's Articles of Incorporation.

        B.     PROVISIONS RELATING TO THE COMMON STOCK.

               1. VOTING RIGHTS. Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of any class or series of the Preferred Stock, as hereinabove provided, all rights to vote and all voting power shall be vested exclusively in the holders of the Common Stock.

               2. DIVIDENDS. Subject to the rights of the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

               3. LIQUIDATING DISTRIBUTIONS. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled (if any) or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests to the exclusion of the holders of the Preferred Stock.

                       INTERNATIONAL FAST FOOD CORPORATION
                          1000 LINCOLN ROAD, SUITE 200
                              MIAMI, FLORIDA 33139

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

        The undersigned holder of Common Stock of International Fast Food Corporation, a Florida corporation (the "Company"), hereby appoints Mitchell Rubinson and Stephen R. Groth, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1996 Annual Meeting of Shareholders of the Company, to be held on Monday, August 19, 1996, at 8:30 a.m., local time, at Cheeca Lodge in Islamorada, Florida, and at any adjournment(s) or postponement(s) thereof.

        The Board of Directors unanimously recommends a vote FOR the election of all the director nominees listed in proposal (1) below and FOR the approval of proposal (2).

(1) Election of Mitchell Rubinson, Stephen R. Groth and Dr. Mark Rabinowitz as directors of the Company.

        [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

               -----------------------------------------------------------------

        [ ]    VOTE WITHHELD from all nominees.

(2) Proposal to approve the increase of the number of authorized shares of the Company's Common Stock from 10,000,000 to 100,000,000 shares by amending the Company's Articles of Incorporation.

                    [ ]  FOR        [ ]  AGAINST           [ ]  ABSTAIN

(3) Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

               In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1) ABOVE AND "FOR" THE APPROVAL OF PROPOSAL (2).

                               (SEE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

        The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1995 Annual Report on Form 10-KSB and 10-KSB/A.


                                          Dated:________________________ , 1996

                                          _____________________________________
                                                           (Signature)

                                          _____________________________________
                                                   (Signature if held jointly)


                                          IMPORTANT: Please sign exactly as your
                                          name appears hereon and mail it
                                          promptly even though you may plan to
                                          attend the meeting. When shares are
                                          held by joint tenants, both should
                                          sign. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such. If a corporation, please sign
                                          in full corporate name by president
                                          or other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized person.

                                          PLEASE MARK, SIGN AND DATE THIS PROXY
                                          CARD AND PROMPTLY RETURN IT IN THE
                                          ENVELOPE PROVIDED. NO POSTAGE
                                          NECESSARY IF MAILED IN THE UNITED
                                          STATES.

                                        2